UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): January 29, 2015

ALTA MESA HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

15021 Katy Freeway, Suite 400

Houston, Texas, 77094

(Address of principal executive offices)

(281) 530-0991

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.02. Termination of a Material Definitive Agreement.

As previously reported, on December 5, 2014, our wholly owned subsidiary Alta Mesa Eagle, LLC (“AME”) executed a purchase and sale agreement (the “Sale Agreement”) to sell certain oil and natural gas properties located primarily in the Eagle Ford shale play in Karnes County, Texas (the “Eagleville Divestiture”) to ReOil Eagle I, LLC (“ReOil”) for an aggregate cash purchase price of $210 million subject to certain adjustments and contingencies (the “Purchase Price”).

Pursuant to the Sale Agreement, as amended on January 7, 2015 (the “Amendment”), on or before January 16, 2015, ReOil was required to deposit $17.5 million (the “Deposit”) into an escrow account to be applied toward the Purchase Price at closing or to be released to AME upon a material breach of the Sale Agreement by ReOil or if the sale did not close within 30 days of January 23, 2015 due to a breach of the Sale Agreement by ReOil. On January 23, 2015, AME provided notice (the “Notice”) to ReOil of ReOil’s material breach of the Sale Agreement for failing to make the Deposit and for non-fulfillment of certain other obligations under the Sale Agreement.

On January 29, 2015, AME notified ReOil that AME was terminating the Sale Agreement, effective immediately, due to ReOil’s failure to cure its material breach of the Sale Agreement as set forth in the Notice and for failure to perform its obligations under the Sale Agreement.

The foregoing description of the Sale Agreement and the Amendment is a summary only, and is not necessarily complete, and is qualified by the full text of the Sale Agreement filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 10, 2014 and the Amendment filed as Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on January 9, 2015 and incorporated herein by reference.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing the termination of the Sale Agreement is attached as Exhibit 99.1 to this Form 8-K. This press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title of Document

99.1	Press Release dated January 30, 2015 announcing the termination of the Sale Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA HOLDINGS, LP

January 30, 2015	By:	/s/ Michael A. McCabe
Michael A. McCabe, Vice President and Chief Financial Officer of Alta Mesa Holdings GP, LLC, general partner of Alta Mesa Holdings, LP

Exhibit Index

Exhibit Number	Title of Document

99.1	Press Release dated January 30, 2015 announcing the termination of the Sale Agreement.